SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            AMENDMENT #1 TO FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 31, 1997
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                                 Endorex Corp.
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            (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



                 0-16929                         41-1505029
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         (Commission File Number)     (IRS Employer Identification No.)


             900 North Shore Drive, Lake Bluff, IL          60044
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          (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (847) 604-7555
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         (Former name or former address, if changed since last report)





ITEM 8.  CHANGE IN FISCAL YEAR.
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  On January 31, 1997, the Board of Directors of Endorex Corp. (the Company)
resolved to change the Company's fiscal year end from January 31 to December 31. The transition period resulting from the change in fiscal year will be reported on the Company's Annual Report on Form 10-KSB for the year ended December 31,1996.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Endorex Corp.


          March 5, 1997          /s/       Michael S. Rosen
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                                 President and  Chief Executive Officer